UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 28, 2007
                                                         -----------------

                            COMTEX NEWS NETWORK, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                          0-10541                  13-3055012
-----------------------------    ------------------            ----------
(State or Other Jurisdiction     (Commission File No.)      (I.R.S. Employer
 of Incorporation)                                           Identification No.)

625 N. Washington Street, Suite 301, Alexandria, Virginia      22314
----------------------------------------------------------     -----
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (703) 820-2000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry Into A Material Definitive Agreement
               ------------------------------------------

     Comtex News Network, Inc ("Comtex") entered into a Note Payment Agreement with the joint holders of the outstanding promissory note of Comtex in the principal amount of $856,954 (the "Note"), whereby Comtex will pay the holders of the Note an aggregate of $650,000 in cash and 1,591,953 shares of common stock of Comtex in exchange for the complete discharge of Comtex's obligations under the Note. The Note Payment Agreement is attached as an exhibit hereto.

Item 9.01.     Financial Statements and Exhibits
               ---------------------------------

               (a)  Financial Statements of Businesses Acquired. Not applicable

               (b)  Pro Forma Financial Information. Not Applicable

               (c)  Shell Company Transactions. None

               (d) Exhibits. Note Payment Agreement, dated February 28, 2007, among Comtex News Network, Inc., Tepco Ltd. and Andrew S. Zamfotis.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     COMTEX NEWS NETWORK, INC.



DATE:  March 6, 2007                  By:   /s/ Chip Brian
                                           ----------------
                                           Chip Brian
                                           President and Chief Executive Officer